POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Nicholas Morinigo and

Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133155
033-23458	333-28755	333-66757	333-111686	333-133944
033-27766	333-28769	333-70600	333-124953	333-133076
033-34827	333-30180	333-90516	333-133152	333-158928
033-59261	333-33914	333-101481	333-133153
033-59263	333-57218	333-111684	333-133154

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 15 day of April, 2013, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael S. Smith

Michael S. Smith, Director and President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Nicholas Morinigo and

Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133155
033-23458	333-28755	333-66757	333-111686	333-133944
033-27766	333-28769	333-70600	333-124953	333-133076
033-34827	333-30180	333-90516	333-133152	333-158928
033-59261	333-33914	333-101481	333-133153
033-59263	333-57218	333-111684	333-133154

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 11 day of April, 2013, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Christina Hack

Christina Hack, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Nicholas Morinigo and

Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133155
033-23458	333-28755	333-66757	333-111686	333-133944
033-27766	333-28769	333-70600	333-124953	333-133076
033-34827	333-30180	333-90516	333-133152	333-158928
033-59261	333-33914	333-101481	333-133153
033-59263	333-57218	333-111684	333-133154

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this11th day of April, 2013, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson

Steven T. Pierson, Senior Vice President and Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Karen K. Blair                                                   Signature of Witness #1
Karen K. Blair                                                       Printed or typed name of Witness #1
ING, 5780 Powers Ferry Rd. NW                         Address of Witness #1
Atlanta, GA  30327

/s/ Joseph D. Horan                                                Signature of Witness #2
Joseph D. Horan                                                     Printed or typed name of Witness #2
ING, 5780 Powers Ferry Road, NW                     Address of Witness #2
Atlanta, GA  30327

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Nicholas Morinigo and

Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133155
033-23458	333-28755	333-66757	333-111686	333-133944
033-27766	333-28769	333-70600	333-124953	333-133076
033-34827	333-30180	333-90516	333-133152	333-158928
033-59261	333-33914	333-101481	333-133153
033-59263	333-57218	333-111684	333-133154

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 11 day of April, 2013, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Mary (Maliz) E. Beams

Mary (Maliz) E. Beams, Director

State of New York

County of New York

On the 11 day of April in the year 2013, before me, the undersigned, personally appeared Mary (Maliz) E. Beams, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Christine Himeno Notary Public	/s/ Christine Himeno Notary Public, State of New Jersey No. 2346270 Qualified in Bergen County Commission Expires: 7/5/2016_

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

/s/ Nicholas Morinigo Nicholas Morinigo Commonwealth of Pennsylvania Notarial Seal Maureen O’Hara, Notary Public West Chester Boro, Chester County My Commission Expires Jan. 12, 2014

Commonwealth of Pennsylvania

County of Chester

On this, the 18th day of April, 2013, before me

Maureen O’Hara, the undersigned officer, personally appeared Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Mary (Maliz) E. Beams, and acknowledged that she executed the same as the act of her principal for the purposes therein contained.

/s/ Maureen O’Hara

Notary Public

/s/ J. Neil McMurdie J. Neil McMurdie Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford Town of Windsor

The foregoing instrument was executed and acknowledged before me this 17th day of April, 2013, by J. Neil McMurdie, as attorney in fact on behalf of Mary (Maliz) E. Beams.

/s/ Nicole L. Molleur

Notary Public

/s/ Julie Rockmore Julie Rockmore Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford Town of Windsor

The foregoing instrument was executed and acknowledged before me this 17th day of April, 2013, by Julie Rockmore, as attorney in fact on behalf of Mary (Maliz) E. Beams.

/s/ Nicole L. Molleur

Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:   J. Neil McMurdie, Nicholas Morinigo and

Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133155
033-23458	333-28755	333-66757	333-111686	333-133944
033-27766	333-28769	333-70600	333-124953	333-133076
033-34827	333-30180	333-90516	333-133152	333-158928
033-59261	333-33914	333-101481	333-133153
033-59263	333-57218	333-111684	333-133154

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 11 day of April, 2013, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Alain M. Karaoglan

Alain M. Karaoglan, Director

State of New York

County of New York

On the 11 day of April in the year 2013, before me, the undersigned, personally appeared Alain M. Karaoglan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Susan K. Tieger Notary Public	/s/ Susan K. Tieger Notary Public, State of New York No. 01TI5088795 Qualified in Bronx County Commission Expires: 11/24/13

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

/s/ Nicholas Morinigo Nicholas Morinigo Commonwealth of Pennsylvania Notarial Seal Maureen O’Hara, Notary Public West Chester Boro, Chester County My Commission Expires Jan. 12, 2014

Commonwealth of Pennsylvania

County of Chester

On this, the 18th day of April, 2013, before me

Maureen O’Hara, the undersigned officer, personally appeared Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Alain M. Karaoglan, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Maureen O’Hara

Notary Public

/s/ J. Neil McMurdie J. Neil McMurdie Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford Town of Windsor

The foregoing instrument was executed and acknowledged before me this 17th day of April, 2013, by J. Neil McMurdie, as attorney in fact on behalf of Alain M. Karaoglan.

/s/ J. Neil McMurdie

Notary Public

/s/ Julie Rockmore Julie Rockmore Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford Town of Windsor

The foregoing instrument was executed and acknowledged before me this 17th day of April, 2013, by Julie Rockmore, as attorney in fact on behalf of Alain M. Karaoglan.

/s/ Nicole L. Molleur

Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:   J. Neil McMurdie, Nicholas Morinigo and

Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133155
033-23458	333-28755	333-66757	333-111686	333-133944
033-27766	333-28769	333-70600	333-124953	333-133076
033-34827	333-30180	333-90516	333-133152	333-158928
033-59261	333-33914	333-101481	333-133153
033-59263	333-57218	333-111684	333-133154

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 11 day of April, 2013, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Rodney O. Martin

Rodney O. Martin, Director

State of New York

County of New York

On the 11 day of April in the year 2013, before me, the undersigned, personally appeared Rodney O. Martin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Susan K. Tieger Notary Public	/s/ Susan K. Tieger Notary Public, State of New York No. 01TI5088795 Qualified in Bronx County Commission Expires: 11/24/13

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

/s/ Nicholas Morinigo Nicholas Morinigo Commonwealth of Pennsylvania Notarial Seal Maureen O’Hara, Notary Public West Chester Boro, Chester County My Commission Expires Jan. 12, 2014

Commonwealth of Pennsylvania

County of Chester

On this, the 18th day of April, 2013, before me

Maureen O’Hara, the undersigned officer, personally appeared Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Rodney O. Martin, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Maureen O’Hara

Notary Public

/s/ J. Neil McMurdie J. Neil McMurdie Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford Town of Windsor

The foregoing instrument was executed and acknowledged before me this 17th day of April, 2013, by J. Neil McMurdie, as attorney in fact on behalf of Rodney O. Martin.

/s/ Nicole L. Molleur

Notary Public

/s/ Julie Rockmore Julie Rockmore Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford Town of Windsor

The foregoing instrument was executed and acknowledged before me this 17th day of April, 2013, by Julie Rockmore, as attorney in fact on behalf of Rodney O. Martin.

/s/ Nicole L. Molleur

Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:   J. Neil McMurdie, Nicholas Morinigo and

Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133155
033-23458	333-28755	333-66757	333-111686	333-133944
033-27766	333-28769	333-70600	333-124953	333-133076
033-34827	333-30180	333-90516	333-133152	333-158928
033-59261	333-33914	333-101481	333-133153
033-59263	333-57218	333-111684	333-133154

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 2nd day of April, 2014, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

_/s/ Chetlur S. Ragavan______

Chetlur S. Ragavan, Director

State of New York

County of New York

On the 2nd day of April in the year 2014, before me, the undersigned, personally appeared Chetlur S. Ragavan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Brandi Sinkovich Notary Public	Brandi Sinkovich Notary Public - State of New York No. 02SI6270245 Qualified in Queens County Commission Expires: 10/15/16

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

/s/ Nicholas Morinigo Nicholas Morinigo Commonwealth of Pennsylvania Notarial Seal Maureen O’Hara, Notary Public West Chester Boro, Chester County My Commission Expires Jan. 12, 2018

Commonwealth of Pennsylvania

County of Chester

On this, the 7th day of April, 2014, before me

Maureen O’Hara, the undersigned officer, personally appeared Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Chetlur S. Ragavan, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Maureen O’Hara

Notary Public

/s/ J. Neil McMurdie J. Neil McMurdie Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford Town of Windsor

The foregoing instrument was executed and acknowledged before me this 7th day of April, 2014, by J. Neil McMurdie, as attorney in fact on behalf of Chetlur S. Ragavan.

/s/ Nicole L. Molleur

Notary Public

/s/ Julie Rockmore Julie Rockmore Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford Town of Windsor

The foregoing instrument was executed and acknowledged before me this 7th day of April, 2014, by Julie Rockmore, as attorney in fact on behalf of Chetlur S. Ragavan.

/s/ Nicole L. Molleur

Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Nicholas Morinigo and

Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133155
033-23458	333-28755	333-66757	333-111686	333-133944
033-27766	333-28769	333-70600	333-124953	333-133076
033-34827	333-30180	333-90516	333-133152	333-158928
033-59261	333-33914	333-101481	333-133153
033-59263	333-57218	333-111684	333-133154

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 12th day of April, 2013, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Ewout L. Steenbergen

Ewout L. Steenbergen, Director

State of New York

County of New York

On the 12 day of April in the year 2013, before me, the undersigned, personally appeared Ewout L. Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Susan K. Tieger Notary Public	/s/ Susan K. Tieger Notary Public, State of New York No. 01TI5088795 Qualified in Bronx County Commission Expires: 11/24/13

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

/s/ Nicholas Morinigo Nicholas Morinigo Commonwealth of Pennsylvania Notarial Seal Maureen O’Hara, Notary Public West Chester Boro, Chester County My Commission Expires Jan. 12, 2014

Commonwealth of Pennsylvania

County of Chester

On this, the 18th day of April, 2013, before me

Maureen O’Hara, the undersigned officer, personally appeared Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Ewout L. Steenbergen, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Maureen O’Hara

Notary Public

/s/ J. Neil McMurdie J. Neil McMurdie Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford Town of Windsor

The foregoing instrument was executed and acknowledged before me this 17th day of April, 2013, by J. Neil McMurdie, as attorney in fact on behalf of Ewout L. Steenbergen.

/s/ Nicole L. Molleur

Notary Public

/s/ Julie Rockmore Julie Rockmore Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford Town of Windsor

The foregoing instrument was executed and acknowledged before me this 17th day of April, 2013, by Julie Rockmore, as attorney in fact on behalf of Ewout L. Steenbergen.

/s/ Nicole L. Molleur

Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.